Filed Pursuant to Rule 497(e)
File No. 333-198667

CAREY CREDIT INCOME FUND — I
Prospectus Supplement No. 11 Dated January 17, 2017
To Prospectus Dated May 10, 2016

This prospectus supplement (the “Prospectus Supplement”) is part of, and should be read in conjunction with, the prospectus of Carey Credit Income Fund — I, dated May 10, 2016 (as amended or supplemented, the “Prospectus”). Unless the context indicates otherwise, the information contained in this Prospectus Supplement supersedes the information contained in the Prospectus. Terms used but not defined in the Prospectus Supplement shall have the meanings given to them in the Prospectus. A copy of the Prospectus will be provided by Carey Credit Income Fund — I upon request.
INCREASE IN PUBLIC OFFERING PRICE
On January 17, 2017, we increased our public offering price from $26.60 per share to $26.75 per share. The increase in the public offering price will be effective as of our January 19, 2017 weekly closing and first applied to subscriptions received in good order from January 11, 2017 through January 17, 2017. In accordance with our share pricing policy as stated in the Prospectus, we determined that an increase in the public offering price per share was warranted following an increase in our net asset value per share. As a result of the increase in our public offering price, the maximum sales load and net proceeds per share will be approximately $0.80 per share and $25.95 per share, respectively.